Robinhood Securities, LLC - Held NMS Stocks and Options Order Routing Public Report

Generated on Wed Jan 31 2024 00:26:12 GMT-0500 (Eastern Standard Time)

4th Quarter, 2023

October 2023

S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	29.28	29.57	37.02	4.13

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Virtu Americas, LLC	41.81	35.44	41.63	45.66	53.82	108,194.60	55.0022	159,648.06	84.1469	77,699.35	106.5426	50,697.24	48.3081
CITADEL SECURITIES LLC	28.79	23.53	29.12	32.17	33.35	94,038.07	34.0232	134,671.41	50.5260	71,408.96	65.7553	52,093.47	49.6287
G1 Execution Services, LLC	16.19	27.11	18.19	7.39	3.17	107,845.78	52.2372	63,119.20	47.5557	10,619.62	48.2228	4,316.62	57.5869
Jane Street Capital	8.97	7.23	7.01	12.73	1.53	59,436.98	44.6454	79,890.72	58.0534	46,725.62	83.6866	2,307.11	45.7587

Material Aspects:

Virtu Americas, LLC:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS (i) for orders executed between 4:00 a.m. and 8:00 p.m. ET, varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during the regular market hours of 9:30 a.m. to 4:00 p.m. ET and 9% of the spread during the extended hours of 4:00 a.m. to 9:30 a.m. ET and 4:00 p.m. to 8:00 p.m. ET) and (ii) for orders executed between 8:00 p.m. and 4:00 a.m. ET, is $.009/share executed. The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow during the regular market hours and extended hours referenced in (i) above. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

CITADEL SECURITIES LLC:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

G1 Execution Services, LLC:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Jane Street Capital:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

October 2023

Non-S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	23.60	32.15	41.56	2.69

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	35.55	33.07	33.59	37.82	45.67	660,436.98	12.6136	860,285.33	9.4686	400,218.12	9.9904	151,194.79	14.6612
Virtu Americas, LLC	26.73	22.20	26.55	29.11	31.97	405,888.99	13.4779	517,184.69	8.9454	279,832.06	9.4881	80,443.44	13.5069
Jane Street Capital	25.03	20.72	25.51	28.22	7.87	626,795.51	11.9442	769,810.82	7.8583	420,040.77	9.0537	24,874.67	11.8044
G1 Execution Services, LLC	6.93	13.70	7.75	2.70	3.01	297,138.15	11.4454	196,318.01	9.1025	39,101.04	10.0161	11,734.00	10.9866
Two Sigma Securities, LLC	5.32	9.46	6.09	1.98	11.46	185,173.54	8.6046	121,420.56	5.9232	22,905.67	7.3692	18,223.43	10.0925

Material Aspects:

CITADEL SECURITIES LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Virtu Americas, LLC:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS (i) for orders executed between 4:00 a.m. and 8:00 p.m. ET, varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during the regular market hours of 9:30 a.m. to 4:00 p.m. ET and 9% of the spread during the extended hours of 4:00 a.m. to 9:30 a.m. ET and 4:00 p.m. to 8:00 p.m. ET) and (ii) for orders executed between 8:00 p.m. and 4:00 a.m. ET, is $.009/share executed. The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow during the regular market hours and extended hours referenced in (i) above. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Jane Street Capital:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

G1 Execution Services, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Two Sigma Securities, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

October 2023

Options

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	0.00	35.52	45.90	18.58

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	37.59	30.58	35.92	36.47	43.56	508.10	55.4694	7,531,293.07	37.1748	4,466,944.38	44.1293	1,993,456.67	41.2012
Wolverine Execution Services, LLC	30.94	29.56	31.67	29.11	34.04	186.75	68.9114	5,139,779.07	38.3538	3,024,276.08	43.9067	1,371,259.39	42.3787
Dash/IMC Financial Markets	18.06	17.74	17.53	17.54	20.34	404.05	47.5913	3,932,974.62	35.5577	2,291,713.86	42.1472	1,206,863.24	42.1815

Venue - Non-directed Order Flow Non- Directed Orders (%) Market Orders (%) Marketable Limit Orders (%) Non- Marketable Limit Orders (%) Other Orders (%) Net Payment Paid/Received for Market Orders(USD) Net Payment Paid/ Received for Market Orders(cents per hundred shares) Net Payment Paid/ Received for Marketable Limit Orders(USD) Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares) Net Payment Paid/ Received for Non- Marketable Limit Orders(USD) Net Payment Paid/ Received for Non- Marketable Limit Orders(cents per hundred shares) Net Payment Paid/Received for Other Orders(USD) Net Payment Paid/ Received for Other Orders(cents per hundred shares) Morgan Stanley & Co., LLC 12.72 21.10 14.19 16.18 1.36 343.45 62.4455 3,749,410.44 36.5753 2,307,322.08 44.2635 49,731.71 35.2100 Material Aspects: CITADEL SECURITIES LLC: Revenue that Robinhood Securities, LLC (“RHS”) receives from third-party market centers is shared with Robinhood Financial LLC (“RHF”) pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg orders, RHS receives a per contract rate that depends on (1) the average closing VIX price over the preceding ten trading days as of the first of the month and (2) the average spread for the symbol traded. For multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. For single leg orders, RHS received a per contract rate for orders of 1 - 100 contracts of $0.30, $0.35, $0.45, or $0.55 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $0.70 for other symbols that can be quoted and traded in minimum increments of $0.01, and $1.10 for all other symbols. For single leg orders, RHS received a per contract rate for orders of 101 contracts or greater of $0.15, $0.18, $0.23, or $0.28 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $0.35 for other symbols that can be quoted and traded in minimum increments of $0.01, and $0.55 for all other symbols. For multi-leg orders, RHS received a per contract rate of $0.30, $0.40, $0.40, or $0.50 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $0.60 for other symbols that can be quoted and traded in minimum increments of $0.01, and $0.90 for all other symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders. Wolverine Execution Services, LLC: Revenue that Robinhood Securities, LLC (“RHS”) receives from third-party market centers is shared with Robinhood Financial LLC (“RHF”) pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg orders, RHS receives a per contract rate that depends on (1) the average closing VIX price over the preceding ten trading days as of the first of the month and (2) the average spread for the symbol traded. For multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. For single leg orders, RHS received a per contract rate for orders of 1 - 100 contracts of $0.30, $0.35, $0.45, or $0.55 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $0.70 for other symbols that can be quoted and traded in minimum increments of $0.01, and $1.10 for all other symbols. For single leg orders, RHS received a per contract rate for orders of 101 contracts or greater of $0.15, $0.18, $0.23, or $0.28 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $0.35 for other symbols that can be quoted and traded in minimum increments of $0.01, and $0.55 for all other symbols. For multi-leg orders, RHS received a per contract rate of $0.30, $0.40, $0.40, or $0.50 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $0.60 for other symbols that can be quoted and traded in minimum increments of $0.01, and $0.90 for all other symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders. Dash/IMC Financial Markets: Revenue that Robinhood Securities, LLC (“RHS”) receives from third-party market centers is shared with Robinhood Financial LLC (“RHF”) pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg orders, RHS receives a per contract rate that depends on (1) the average closing VIX price over the preceding ten trading days as of the first of the month and (2) the average spread for the symbol traded. For multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. For single leg orders, RHS received a per contract rate for orders of 1 - 100 contracts of $0.30, $0.35, $0.45, or $0.55 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $0.70 for other symbols that can be quoted and traded in minimum increments of $0.01, and $1.10 for all other symbols. For single leg orders, RHS received a per contract rate for orders of 101 contracts or greater of $0.15, $0.18, $0.23, or $0.28 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $0.35 for other symbols that can be quoted and traded in minimum increments of $0.01, and $0.55 for all other symbols. For multi-leg orders, RHS received a per contract rate of $0.30, $0.40, $0.40, or $0.50 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $0.60 for other symbols that can be quoted and traded in minimum increments of $0.01, and $0.90 for all other symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders. Dash utilizes relationships with multiple unaffiliated liquidity providers, including IMC Financial Markets, to facilitate liquidity provision and price improvement opportunities. Through these relationships, Dash routes RHS’ retail equity option orders to exchanges and preferences the liquidity providers consistent with the exchange sponsored programs referenced on the fee schedules of the exchanges. These liquidity providers provide Dash with remuneration in connection with RHS’ retail equity option orders, including reciprocal order flow arrangements and/or payment per contract. RHS receives revenue based on the per contract rates specified above for retail equity option orders executed by any such liquidity provider; RHS receives such amounts from DASH, which in turn receives those amounts from the liquidity provider. Morgan Stanley & Co., LLC: Revenue that Robinhood Securities, LLC (“RHS”) receives from third-party market centers is shared with Robinhood Financial LLC (“RHF”) pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg orders, RHS receives a per contract rate that depends on (1) the average closing VIX price over the preceding ten trading days as of the first of the month and (2) the average spread for the symbol traded. For multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. For single leg orders, RHS received a per contract rate for orders of 1 - 100 contracts of $0.30, $0.35, $0.45, or $0.55 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $0.70 for other symbols that can be quoted and traded in minimum increments of $0.01, and $1.10 for all other symbols. For single leg orders, RHS received a per contract rate for orders of 101 contracts or greater of $0.15, $0.18, $0.23, or $0.28 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $0.35 for other symbols that can be quoted and traded in minimum increments of $0.01, and $0.55 for all other symbols. For multi-leg orders, RHS received a per contract rate of $0.30, $0.40, $0.40, or $0.50 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $0.60 for other symbols that can be quoted and traded in minimum increments of $0.01, and $0.90 for all other symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders. November 2023 S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	32.49	26.79	35.64	5.09

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Virtu Americas, LLC	41.33	36.72	42.43	43.50	49.72	118,840.31	52.1658	155,588.25	77.2110	77,449.39	91.1940	51,029.70	46.4389
CITADEL SECURITIES LLC	31.92	27.46	32.57	34.69	37.58	101,312.19	34.6400	131,057.51	49.0240	59,842.96	53.9465	46,069.63	44.4593
G1 Execution Services, LLC	12.00	20.19	12.17	5.83	2.02	61,953.50	44.3854	33,560.92	39.9214	7,713.78	42.5037	2,051.73	40.5776
Jane Street Capital	9.48	7.65	7.82	13.53	1.59	63,643.22	39.2653	83,346.59	56.7042	44,065.13	67.2071	2,442.81	47.8556

Material Aspects:

Virtu Americas, LLC:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS (i) for orders executed between 4:00 a.m. and 8:00 p.m. ET, varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during the regular market hours of 9:30 a.m. to 4:00 p.m. ET and 9% of the spread during the extended hours of 4:00 a.m. to 9:30 a.m. ET and 4:00 p.m. to 8:00 p.m. ET) and (ii) for orders executed between 8:00 p.m. and 4:00 a.m. ET, is $.009/share executed. The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow during the regular market hours and extended hours referenced in (i) above. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

CITADEL SECURITIES LLC:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

G1 Execution Services, LLC:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Jane Street Capital:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

November 2023

Non-S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	24.89	32.22	39.93	2.97

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	35.88	33.12	34.31	38.11	46.22	759,968.94	14.3878	958,971.33	11.2398	522,882.64	13.8870	196,906.13	16.5264
Virtu Americas, LLC	25.63	21.43	25.28	28.20	30.04	455,319.61	15.9560	574,156.00	10.0751	335,888.43	12.8881	98,715.96	16.0324
Jane Street Capital	24.71	20.05	25.17	28.54	7.44	708,822.26	12.9438	843,734.65	8.4300	510,864.61	11.4212	24,744.01	15.6104
Two Sigma Securities, LLC	6.68	11.62	7.37	2.49	13.99	246,884.90	10.1870	159,378.86	7.1418	36,813.00	10.4582	21,892.45	12.2723
G1 Execution Services, LLC	6.65	12.92	7.36	2.48	2.30	333,962.29	12.1422	213,670.85	8.6261	51,122.03	11.9199	10,942.62	14.2192

Material Aspects:

CITADEL SECURITIES LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Virtu Americas, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS (i) for orders executed between 4:00 a.m. and 8:00 p.m. ET, varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during the regular market hours of 9:30 a.m. to 4:00 p.m. ET and 9% of the spread during the extended hours of 4:00 a.m. to 9:30 a.m. ET and 4:00 p.m. to 8:00 p.m. ET) and (ii) for orders executed between 8:00 p.m. and 4:00 a.m. ET, is $.009/share executed. The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow during the regular market hours and extended hours referenced in (i) above. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Jane Street Capital:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Two Sigma Securities, LLC:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

G1 Execution Services, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

November 2023

Options

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	0.01	35.78	46.82	17.40

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	29.26	34.45	25.49	29.98	35.06	291.95	66.9610	6,821,646.19	40.0173	4,084,216.68	50.5005	1,582,281.61	43.8323
Wolverine Execution Services, LLC	27.13	26.22	27.54	25.18	31.53	641.90	58.0380	5,101,268.14	38.7128	2,827,675.20	46.1477	1,175,607.63	43.2693
Dash/IMC Financial Markets	24.14	18.08	24.60	22.77	26.91	115.25	70.2744	4,785,275.68	37.1233	2,702,437.19	45.3263	1,102,340.48	43.7216
Morgan Stanley & Co., LLC	14.76	16.29	17.71	17.32	1.79	77.05	67.5877	4,292,719.54	37.9912	2,511,177.06	47.1353	59,656.43	39.0468

Material Aspects:

CITADEL SECURITIES LLC:

Revenue that Robinhood Securities, LLC (“RHS”) receives from third-party market centers is shared with Robinhood Financial LLC (“RHF”) pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg orders, RHS receives a per contract rate that depends on (1) the average closing VIX price over the preceding ten trading days as of the first of the month and (2) the average spread for the symbol traded. For multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. For single leg orders, RHS received a per contract rate for orders of 1 - 100 contracts of $0.30, $0.35, $0.45, or $0.55 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $0.70 for other symbols that can be quoted and traded in minimum increments of $0.01, and $1.10 for all other symbols. For single leg orders, RHS received a per contract rate for orders of 101 contracts or greater of $0.15, $0.18, $0.23, or $0.28 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $0.35 for other symbols that can be quoted and traded in minimum increments of $0.01, and $0.55 for all other symbols. For multi-leg orders, RHS received a per contract rate of $0.30, $0.40, $0.40, or $0.50 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $0.60 for other symbols that can be quoted and traded in minimum increments of $0.01, and $0.90 for all other symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders. Wolverine Execution Services, LLC: Revenue that Robinhood Securities, LLC (“RHS”) receives from third-party market centers is shared with Robinhood Financial LLC (“RHF”) pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg orders, RHS receives a per contract rate that depends on (1) the average closing VIX price over the preceding ten trading days as of the first of the month and (2) the average spread for the symbol traded. For multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. For single leg orders, RHS received a per contract rate for orders of 1 - 100 contracts of $0.30, $0.35, $0.45, or $0.55 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $0.70 for other symbols that can be quoted and traded in minimum increments of $0.01, and $1.10 for all other symbols. For single leg orders, RHS received a per contract rate for orders of 101 contracts or greater of $0.15, $0.18, $0.23, or $0.28 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $0.35 for other symbols that can be quoted and traded in minimum increments of $0.01, and $0.55 for all other symbols. For multi-leg orders, RHS received a per contract rate of $0.30, $0.40, $0.40, or $0.50 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $0.60 for other symbols that can be quoted and traded in minimum increments of $0.01, and $0.90 for all other symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders. Dash/IMC Financial Markets: Revenue that Robinhood Securities, LLC (“RHS”) receives from third-party market centers is shared with Robinhood Financial LLC (“RHF”) pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg orders, RHS receives a per contract rate that depends on (1) the average closing VIX price over the preceding ten trading days as of the first of the month and (2) the average spread for the symbol traded. For multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. For single leg orders, RHS received a per contract rate for orders of 1 - 100 contracts of $0.30, $0.35, $0.45, or $0.55 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $0.70 for other symbols that can be quoted and traded in minimum increments of $0.01, and $1.10 for all other symbols. For single leg orders, RHS received a per contract rate for orders of 101 contracts or greater of $0.15, $0.18, $0.23, or $0.28 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $0.35 for other symbols that can be quoted and traded in minimum increments of $0.01, and $0.55 for all other symbols. For multi-leg orders, RHS received a per contract rate of $0.30, $0.40, $0.40, or $0.50 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $0.60 for other symbols that can be quoted and traded in minimum increments of $0.01, and $0.90 for all other symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders. Dash utilizes relationships with multiple unaffiliated liquidity providers, including IMC Financial Markets, to facilitate liquidity provision and price improvement opportunities. Through these relationships, Dash routes RHS’ retail equity option orders to exchanges and preferences the liquidity providers consistent with the exchange sponsored programs referenced on the fee schedules of the exchanges. These liquidity providers provide Dash with remuneration in connection with RHS’ retail equity option orders, including reciprocal order flow arrangements and/or payment per contract. RHS receives revenue based on the per contract rates specified above for retail equity option orders executed by any such liquidity provider; RHS receives such amounts from DASH, which in turn receives those amounts from the liquidity provider. Morgan Stanley & Co., LLC: Revenue that Robinhood Securities, LLC (“RHS”) receives from third-party market centers is shared with Robinhood Financial LLC (“RHF”) pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg orders, RHS receives a per contract rate that depends on (1) the average closing VIX price over the preceding ten trading days as of the first of the month and (2) the average spread for the symbol traded. For multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. For single leg orders, RHS received a per contract rate for orders of 1 - 100 contracts of $0.30, $0.35, $0.45, or $0.55 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $0.70 for other symbols that can be quoted and traded in minimum increments of $0.01, and $1.10 for all other symbols. For single leg orders, RHS received a per contract rate for orders of 101 contracts or greater of $0.15, $0.18, $0.23, or $0.28 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $0.35 for other symbols that can be quoted and traded in minimum increments of $0.01, and $0.55 for all other symbols. For multi-leg orders, RHS received a per contract rate of $0.30, $0.40, $0.40, or $0.50 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $0.60 for other symbols that can be quoted and traded in minimum increments of $0.01, and $0.90 for all other symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders. December 2023 S&P 500 Stocks Summary Non-Directed Orders as % of All Orders Market Orders as % of Non-Directed Orders Marketable Limit Orders as % of Non- Directed Orders Non-Marketable Limit Orders as % of Non- Directed Orders Other Orders as % of Non-Directed Orders 100.00 34.07 26.86 32.97 6.10 Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	40.70	35.57	41.41	44.59	45.21	124,560.52	36.4151	135,352.99	48.9711	52,881.79	48.5946	63,681.46	40.8615
Virtu Americas, LLC	31.56	27.05	31.96	34.96	36.72	98,073.27	49.3077	116,097.29	68.5020	47,488.56	72.4687	57,812.03	45.0090
G1 Execution Services, LLC	10.98	17.66	11.60	5.35	1.43	68,072.35	43.6622	36,790.10	41.2695	8,107.50	44.2813	2,590.89	53.0116
Two Sigma Securities, LLC	9.24	13.32	8.81	4.15	15.83	51,036.98	43.2024	27,369.90	41.2381	6,874.76	41.0585	3,542.94	49.7709
Jane Street Capital	7.43	6.26	6.13	10.91	0.80	54,341.52	38.5517	59,948.35	53.6518	30,837.59	61.0791	1,716.08	44.2464

Material Aspects:

CITADEL SECURITIES LLC:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Virtu Americas, LLC:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS (i) for orders executed between 4:00 a.m. and 8:00 p.m. ET, varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during the regular market hours of 9:30 a.m. to 4:00 p.m. ET and 9% of the spread during the extended hours of 4:00 a.m. to 9:30 a.m. ET and 4:00 p.m. to 8:00 p.m. ET) and (ii) for orders executed between 8:00 p.m. and 4:00 a.m. ET, is $.009/share executed. The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow during the regular market hours and extended hours referenced in (i) above. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

G1 Execution Services, LLC:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Two Sigma Securities, LLC:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Jane Street Capital:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

- -

December 2023

Non-S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	26.64	32.53	37.11	3.72

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	42.00	38.95	39.79	45.25	50.79	1,030,781.77	13.3282	1,209,299.02	9.0907	597,040.86	10.2508	283,864.88	17.9774
Jane Street Capital	21.76	16.98	23.35	25.45	5.21	812,229.68	7.8163	949,560.29	4.2264	518,167.82	4.9497	28,622.78	8.2171
Virtu Americas, LLC	20.33	16.48	19.74	23.36	22.79	536,435.72	8.0583	645,446.35	4.3800	354,188.49	4.7399	148,330.75	11.4825
Two Sigma Securities, LLC	10.00	16.45	10.88	3.64	19.52	437,349.09	8.3620	273,245.36	4.6272	62,446.50	6.8039	38,438.07	7.1114
G1 Execution Services, LLC	5.85	11.02	6.17	2.27	1.68	386,842.91	8.0621	243,563.86	5.0222	54,220.84	6.8033	13,590.99	10.1150

Material Aspects:

CITADEL SECURITIES LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Jane Street Capital:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Virtu Americas, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS (i) for orders executed between 4:00 a.m. and 8:00 p.m. ET, varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during the regular market hours of 9:30 a.m. to 4:00 p.m. ET and 9% of the spread during the extended hours of 4:00 a.m. to 9:30 a.m. ET and 4:00 p.m. to 8:00 p.m. ET) and (ii) for orders executed between 8:00 p.m. and 4:00 a.m. ET, is $.009/share executed. The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow during the regular market hours and extended hours referenced in (i) above. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Two Sigma Securities, LLC:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

G1 Execution Services, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

December 2023

Options

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	0.01	34.53	48.73	16.72

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	32.69	27.56	31.44	31.77	37.96	1,212.61	36.2948	8,023,462.02	38.9805	4,611,126.99	47.7769	1,737,095.24	42.4618
Wolverine Execution Services, LLC	27.08	25.61	27.85	25.09	31.31	611.54	49.5977	5,022,048.85	39.2960	2,951,164.06	46.8411	1,183,738.06	44.3725
Dash/IMC Financial Markets	16.84	13.13	16.10	16.30	19.92	356.95	38.1357	4,278,075.86	36.2574	2,515,815.00	43.9205	1,069,724.73	44.7633
Morgan Stanley & Co., LLC	14.30	24.13	15.84	17.55	1.65	886.45	63.8193	4,447,914.47	41.2537	2,911,523.68	50.3165	65,836.44	41.6046
Global Execution Brokers, LP	9.09	9.56	8.77	9.30	9.16	369.00	60.0977	2,185,974.03	39.1338	1,336,901.88	47.8976	420,813.33	43.3655

Material Aspects:

CITADEL SECURITIES LLC:

Revenue that Robinhood Securities, LLC (“RHS”) receives from third-party market centers is shared with Robinhood Financial LLC (“RHF”) pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg orders, RHS receives a per contract rate that depends on (1) the average closing VIX price over the preceding ten trading days as of the first of the month and (2) the average spread for the symbol traded. For multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. For single leg orders, RHS received a per contract rate for orders of 1 - 100 contracts of $0.30, $0.35, $0.45, or $0.55 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $0.70 for other symbols that can be quoted and traded in minimum increments of $0.01, and $1.10 for all other symbols. For single leg orders, RHS received a per contract rate for orders of 101 contracts or greater of $0.15, $0.18, $0.23, or $0.28 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $0.35 for other symbols that can be quoted and traded in minimum increments of $0.01, and $0.55 for all other symbols. For multi-leg orders, RHS received a per contract rate of $0.30, $0.40, $0.40, or $0.50 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $0.60 for other symbols that can be quoted and traded in minimum increments of $0.01, and $0.90 for all other symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders. Wolverine Execution Services, LLC: Revenue that Robinhood Securities, LLC (“RHS”) receives from third-party market centers is shared with Robinhood Financial LLC (“RHF”) pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg orders, RHS receives a per contract rate that depends on (1) the average closing VIX price over the preceding ten trading days as of the first of the month and (2) the average spread for the symbol traded. For multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. For single leg orders, RHS received a per contract rate for orders of 1 - 100 contracts of $0.30, $0.35, $0.45, or $0.55 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $0.70 for other symbols that can be quoted and traded in minimum increments of $0.01, and $1.10 for all other symbols. For single leg orders, RHS received a per contract rate for orders of 101 contracts or greater of $0.15, $0.18, $0.23, or $0.28 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $0.35 for other symbols that can be quoted and traded in minimum increments of $0.01, and $0.55 for all other symbols. For multi-leg orders, RHS received a per contract rate of $0.30, $0.40, $0.40, or $0.50 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $0.60 for other symbols that can be quoted and traded in minimum increments of $0.01, and $0.90 for all other symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders. Dash/IMC Financial Markets: Revenue that Robinhood Securities, LLC (“RHS”) receives from third-party market centers is shared with Robinhood Financial LLC (“RHF”) pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg orders, RHS receives a per contract rate that depends on (1) the average closing VIX price over the preceding ten trading days as of the first of the month and (2) the average spread for the symbol traded. For multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. For single leg orders, RHS received a per contract rate for orders of 1 - 100 contracts of $0.30, $0.35, $0.45, or $0.55 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $0.70 for other symbols that can be quoted and traded in minimum increments of $0.01, and $1.10 for all other symbols. For single leg orders, RHS received a per contract rate for orders of 101 contracts or greater of $0.15, $0.18, $0.23, or $0.28 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $0.35 for other symbols that can be quoted and traded in minimum increments of $0.01, and $0.55 for all other symbols. For multi-leg orders, RHS received a per contract rate of $0.30, $0.40, $0.40, or $0.50 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $0.60 for other symbols that can be quoted and traded in minimum increments of $0.01, and $0.90 for all other symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders. Dash utilizes relationships with multiple unaffiliated liquidity providers, including IMC Financial Markets, to facilitate liquidity provision and price improvement opportunities. Through these relationships, Dash routes RHS’ retail equity option orders to exchanges and preferences the liquidity providers consistent with the exchange sponsored programs referenced on the fee schedules of the exchanges. These liquidity providers provide Dash with remuneration in connection with RHS’ retail equity option orders, including reciprocal order flow arrangements and/or payment per contract. RHS receives revenue based on the per contract rates specified above for retail equity option orders executed by any such liquidity provider; RHS receives such amounts from DASH, which in turn receives those amounts from the liquidity provider. Morgan Stanley & Co., LLC: Revenue that Robinhood Securities, LLC (“RHS”) receives from third-party market centers is shared with Robinhood Financial LLC (“RHF”) pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg orders, RHS receives a per contract rate that depends on (1) the average closing VIX price over the preceding ten trading days as of the first of the month and (2) the average spread for the symbol traded. For multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. For single leg orders, RHS received a per contract rate for orders of 1 - 100 contracts of $0.30, $0.35, $0.45, or $0.55 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $0.70 for other symbols that can be quoted and traded in minimum increments of $0.01, and $1.10 for all other symbols. For single leg orders, RHS received a per contract rate for orders of 101 contracts or greater of $0.15, $0.18, $0.23, or $0.28 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $0.35 for other symbols that can be quoted and traded in minimum increments of $0.01, and $0.55 for all other symbols. For multi-leg orders, RHS received a per contract rate of $0.30, $0.40, $0.40, or $0.50 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $0.60 for other symbols that can be quoted and traded in minimum increments of $0.01, and $0.90 for all other symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders. Global Execution Brokers, LP: Revenue that Robinhood Securities, LLC (“RHS”) receives from third-party market centers is shared with Robinhood Financial LLC (“RHF”) pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg orders, RHS receives a per contract rate that depends on (1) the average closing VIX price over the preceding ten trading days as of the first of the month and (2) the average spread for the symbol traded. For multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. For single leg orders, RHS received a per contract rate for orders of 1 - 100 contracts of $0.30, $0.35, $0.45, or $0.55 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $0.70 for other symbols that can be quoted and traded in minimum increments of $0.01, and $1.10 for all other symbols. For single leg orders, RHS received a per contract rate for orders of 101 contracts or greater of $0.15, $0.18, $0.23, or $0.28 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $0.35 for other symbols that can be quoted and traded in minimum increments of $0.01, and $0.55 for all other symbols. For multi-leg orders, RHS received a per contract rate of $0.30, $0.40, $0.40, or $0.50 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $0.60 for other symbols that can be quoted and traded in minimum increments of $0.01, and $0.90 for all other symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.